     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 11, 1999

                                                      REGISTRATION NO. 333-80375
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                         PRE-EFFECTIVE AMENDMENT NO. 2
                                       TO


                                    FORM S-4
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                            ------------------------

                               CIENA CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

             DELAWARE                             3661                            23-2725311
 (STATE OR OTHER JURISDICTION OF      (PRIMARY STANDARD INDUSTRIAL             (I.R.S. EMPLOYER
  INCORPORATION OR ORGANIZATION)      CLASSIFICATION CODE NUMBER)           IDENTIFICATION NUMBER)

                              1201 WINTERSON ROAD
                              LINTHICUM, MD 21090
                                 (410) 865-8500
         (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING
            AREA CODE, OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                            ------------------------

                               G. ERIC GEORGATOS
              SENIOR VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY
                              1201 WINTERSON ROAD
                              LINTHICUM, MD 21090
                                 (410) 865-8500
           (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
                   INCLUDING AREA CODE, OF AGENT FOR SERVICE)

                            ------------------------

                                   Copies to:

                MICHAEL J. SILVER                                     PETER B. TARR
                AMY BOWERMAN FREED                                  HALE AND DORR LLP
              HOGAN & HARTSON L.L.P.                                 60 STATE STREET
             111 SOUTH CALVERT STREET                                BOSTON, MA 02109
               BALTIMORE, MD 21202                                    (617) 526-6000
                  (410) 659-2700

                            ------------------------

    APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after this Registration Statement becomes effective.

    If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. [ ]

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act of 1933, please check the following box and list the Securities Act of 1933 registration statement number of the earlier effective registration statement for the same offering. [ ]

    If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act of 1933, check the following box and list the Securities Act of 1933 registration statement number of the earlier effective registration statement for the same offering. [ ]

                            ------------------------

    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933, OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.
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

                                    PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 20.  INDEMNIFICATION OF DIRECTORS AND OFFICERS

     Under Section 145 of the Delaware General Corporation Law ("DGCL"), a corporation may indemnify its directors, officers, employees and agents and its former directors, officers, employees and agents and those who serve, at the corporation's request, in such capacities with another enterprise, against expenses (including attorneys' fees), as well as judgments, fines and settlements in nonderivative lawsuits, actually and reasonably incurred in connection with the defense of any action, suit or proceeding in which they or any of them were or are made parties or are threatened to be made parties by reason of their serving or having served in such capacity. The DGCL provides, however, that such person must have acted in good faith and in a manner such person reasonably believed to be in (or not opposed to) the best interests of the corporation and, in the case of a criminal action, such person must have had no reasonable cause to believe his or her conduct was unlawful. In addition, the DGCL does not permit indemnification in an action or suit by or in the right of the corporation, where such person has been adjudged liable to the corporation, unless, and only to the extent that, a court determines that such person fairly and reasonably is entitled to indemnity for costs the court deems proper in light of liability adjudication. Indemnity is mandatory to the extent a claim, issue or matter has been successfully defended.

     The Amended and Restated Certificate of Incorporation of CIENA (the "CIENA Certificate") contains provisions that provide that no director of CIENA shall be liable for breach of fiduciary duty as a director except for (1) any breach of the directors' duty of loyalty to CIENA or its stockholders; (2) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law; (3) liability under Section 174 of the DGCL; or (4) any transaction from which the director derived an improper personal benefit. The CIENA Certificate contains provisions that further provide for the indemnification of directors and officers to the fullest extent permitted by the DGCL. Under the Bylaws of CIENA, CIENA is required to advance expenses incurred by an officer or director in defending any such action if the director or officer undertakes to repay such amount if it is determined that the director or officer is not entitled to indemnification. In addition, CIENA has entered into indemnity agreements with each of its directors pursuant to which CIENA has agreed to indemnify the directors as permitted by the DGCL. CIENA has obtained directors and officers liability insurance against certain liabilities, including liabilities under the Securities Act.

ITEM 21.  EXHIBITS AND FINANCIAL STATEMENT SCHEDULES

(a) EXHIBITS

              2.1        Merger Agreement (included as Appendix A to the
                         prospectus/proxy statement)
              2.2        Form of Escrow Agreement (included as Appendix C to the
                         prospectus/proxy statement)
              2.3(4)     Form of Stockholder Voting Agreement
              4.1(1)     Specimen Stock Certificate
              4.2(2)     Rights Agreement dated December 29, 1997
              4.3(3)     Amendment to Rights Agreement
              5.1        Hogan & Hartson L.L.P. Opinion
              8.1        Hale and Dorr LLP Tax Opinion
             23.1(4)     Consent of Independent Accountants
             23.2(4)     Consent of Independent Accountants
             23.3        Consent of Hogan & Hartson L.L.P. (included in Exhibit 5.1)
             23.4        Consent of Hale and Dorr LLP (included in Exhibit 8.1)
             99.1(4)     Form of Proxy Card

-------------------------
(1) Incorporated by reference from the Company's Registration Statement on Form S-1 (333-17729).

(2) Incorporated by reference to the Company's Form 8-K dated December 29, 1997.

(3) Incorporated by reference to the Company's Form 8-K dated October 14, 1998.

(4) Previously filed on June 10, 1999 as exhibits to the Company's Registration Statement on Form S-4 (SEC File No. 333-80375).

(B) FINANCIAL STATEMENT SCHEDULES

    None

(C) REPORTS, OPINIONS OR APPRAISALS

    None

ITEM 22.  UNDERTAKINGS

     Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

     The undersigned registrant hereby undertakes to respond to requests for information that is incorporated by reference into the prospectus pursuant to Items 4, 10(b), 11 or 13 of this Form, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means. This includes information contained in documents filed subsequent to the effective date of this Registration Statement through the date of responding to the request.

     The undersigned registrant hereby undertakes to supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in this Registration Statement when it became effective.

     The undersigned registrant hereby undertakes to file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

     - to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933 (the "Securities Act");

     - to reflect in the prospectus any facts or events arising after the effective date of this Registration Statement (or the most recent post-effective amendment hereof) which, individually or in the aggregate, represents a fundamental change in the information set forth in this Registration Statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Securities and Exchange Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in this Registration Statement when it becomes effective; and

     - to include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement.

     The undersigned registrant hereby undertakes that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     The undersigned registrant hereby undertakes to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the registrant's annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     The undersigned registrant hereby undertakes as follows: that prior to any public reoffering of the securities registered hereunder through the use of a prospectus which is a part of this Registration Statement, by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c), the issuer undertakes that such reoffering prospectus will contain the information called for by Form S-4 with respect to reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of Form S-4.

     The undersigned registrant hereby undertakes that every prospectus (i) that is filed pursuant to the immediately preceding paragraph, or (ii) that purports to meet the requirements of Section 10(a)(3) of the Act and is used in connection with an offering of securities subject to Rule 415, will be filed as a part of an amendment to the Registration Statement and will not be used until such amendment is effective, and that, for purposes of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Linthicum, Maryland, on this 11th day of June, 1999.

                                          CIENA CORPORATION

                                          By: /s/ PATRICK H. NETTLES, PH.D.
                                            ------------------------------------
                                              Patrick H. Nettles, Ph.D.
                                              President and Chief Executive
                                              Officer

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Date: June 11, 1999                                    By:        /s/ PATRICK H. NETTLES, PH.D.
                                                            ------------------------------------------
                                                                    Patrick H. Nettles, Ph.D.
                                                              President and Chief Executive Officer

Date: June 11, 1999                                                  /s/ JOSEPH R. CHINNICI*
                                                            ------------------------------------------
                                                                        Joseph R. Chinnici
                                                               Sr. Vice President, Chief Financial
                                                                             Officer
                                                                  (Principal Financial Officer)

Date: June 11, 1999                                                   /s/ ANDREW C. PETRIK*
                                                            ------------------------------------------
                                                                         Andrew C. Petrik
                                                             Vice President, Controller and Treasurer
                                                                  (Principal Accounting Officer)

Date: June 11, 1999                                                    /s/ HARVEY B. CASH*
                                                            ------------------------------------------
                                                                          Harvey B. Cash
                                                                             Director

Date: June 11, 1999                                                    /s/ BILLY B. OLIVER*
                                                            ------------------------------------------
                                                                         Billy B. Oliver
                                                                             Director

Date: June 11, 1999                                                     /s/ JAGDEEP SINGH*
                                                            ------------------------------------------
                                                                          Jagdeep Singh
                                                                             Director

Date: June 11, 1999                                                    /s/ MICHAEL J. ZAK*
                                                            ------------------------------------------
                                                                          Michael J. Zak
                                                                             Director

Date: June 11, 1999                                                  /s/ STEPHEN P. BRADLEY*
                                                            ------------------------------------------
                                                                        Stephen P. Bradley
                                                                             Director

By:  /s/ PATRICK H. NETTLES, PH.D.
    ----------------------------------
---------------
* Patrick H. Nettles, Ph.D., Attorney in Fact.

                               INDEX TO EXHIBITS

              2.1        Merger Agreement (included as Appendix A to the proxy
                         statement/prospectus)
              2.2        Form of Escrow Agreement (included as Appendix C to the
                         proxy statement/prospectus)
              2.3(4)     Form of Stockholder Voting Agreement
              4.1(1)     Specimen Stock Certificate
              4.2(2)     Rights Agreement dated December 29, 1997
              4.3(3)     Amendment to Rights Agreement
              5.1        Hogan & Hartson L.L.P. Opinion
              8.1        Hale and Dorr LLP Tax Opinion
             23.1(4)     Consent of Independent Accountants
             23.2(4)     Consent of Independent Accountants
             23.3        Consent of Hogan & Hartson L.L.P. (included in Exhibit 5.1)
             23.4        Consent of Hale and Dorr LLP (included in Exhibit 8.1)
             99.1(4)     Form of Proxy Card

-------------------------
(1) Incorporated by reference from the Company's Registration Statement on Form S-1 (333-17729).

(2) Incorporated by reference to the Company's Form 8-K dated December 29, 1997.

(3) Incorporated by reference to the Company's Form 8-K dated October 14, 1998.

(4) Previously filed on June 10, 1999 as exhibits to the Company's Registration Statement on Form S-4 (SEC File No. 333-80375).